Exhibit 10.10

ADENDAAL CONTRACT SCANNING WITH OPTION OF
EXPLOITATION OF THE MINING AREA THE JOSEFINA

Among mining promotion of SANTA CRUZ company of the State with home in Alberdi N °643 of the city of Rio Gallegos, province of Santa Cross, represented in this Act by its Vice President Licenciado Jorge Raul Valvano, national document of identity no. 8.557. 770 on the one hand, in later FOMICRUZ S.E. and another company CERRO CAZADOR S.A. Ia, with special passage Feruglio registered N °157of the city of Rio Gallegos, Province of Santa Cruz, represented at this event by its President Danilo Patricio SILVA, national document of identity no.14.924.939,hereinafter CCSA the JOINT PARTIES.

WHEREAS:

(A)           dated 24 in July from 2007 THE PARTIES entered into the agreement of exploration with option of operation of the Area Minera La Josefina(the “Contract”), by which CCSA adquired the right to explore the mining properties that comprise the project La Josefina in the Deseado de Ia province of Santa Cruz Department.

(B)           that as arises from the article two of the contract and its annexes, the program originally scheduled exploration established a by CCSA of Dolares Americans six minimum investment Million (USD 6,000,000)and a term of four (4) years, completed the 30 June of 2011.

(C)           dated 20 April of 2011 CCSA 8.m a note requesting be granted an expansion of the project La Josefina exploration period.

(D)           That until the day of Ia date CCSA! cam invested in Ia exploration of the Proyecto La Josefina Ia sum estimated D61ares Americans nine Million (USD 9,000,000)and has Ia firm intention to continue with the plan of investment in benefits from the area in question.

(E)           dated 9 May 2011, through resolution Nor 115/2011 FOMICRUZ H.E. proceeded to accept the request for extension of the period of Exploration for the project La Josefina in four (4) years or 500.000 ounces gold equivalent, whichever comes first.

(F)           that CCSA has proved plenty good faith and willingness in IA originally established investment terms, overcoming same Ia in, approximately, a fifty percent (50%) exceeding asf, widely, IAi.: inversion minima planned. As a result in attention to the above and to allow CCSA allocate higher mountains to Ia investment committed, FOMICRUZ H.E. not require compliance additional any.

(G) which the parties are in very advanced talks parIA firm of a new contract in connection to the La Valencia project in the Department Desire of the province of Santa Cruz, which adjoins the project the Josefina.

(H) that due to Ia existing synergy between the project La Josefina and the Proyecto La Valenciana, the parties understand that beneficial resultarfa work for Ia bonding and possible exploitation joint sayings projects. As a result of such circumstances and foregoing, becomes need to modify you the terms relevant contract.

Therefore, taking into consideration the above, the parties have agreed as follows:

PRIMARY: Amend the second article of the contract which shall be drawn up following IA a way:" "Second: term: the initial term of the exploration period is four (4) years complies with three subperiOdos the first two a year each and the third sub-period two (2) years of life. After the initial term, CCSA will have right to continue with Ia scan for an additional term of four (4) years or up to get bookings by five hundred thousand (500,000) ounces of gold equivalent, IA which occurs first. The latter period includes the time need for Ia execution of pre-feasibility and feasibility work economic project. Without prejudice to the foregoing, the parties agree that if passed the additional square of four (4) years has not had obtained reservations par five hundred thousand (500,000) ounces of gold equivalent, CCSA will have the right to continue, prior accreditation of the birthdayiment of Ia committed to Ia investment date, IA by scanning a second square additional four(4) years. CCSA will have right to exercise Ia option par Ia exploitation by the term of 40 years in the conditions laid down in the this Convention, once accomplished Ia stage of exploration, in terms and conditions of the specifications of the public contest 05/06 ".

Second: Modify the third article of the contract which will be drawn up following IA a way: " " 3rd: CCSA undertakes to carry out the development of the program of mining in accordance with Ia offer, its improvement presented to the contest 05/06, which, as annex I, is an integral part of the present and new Ia proposed economic as annex IV part Member of the present, at the time that the same details for each subperfodo and additional periods, for an amount of US $ 12.000.000, with Ia possibility of increasing this amount in $ 6,000.000 extra in case continue with Ia par scan a second additional square more 30 aliyah of 2015 Junia.-Any changes to CCSA, during the development of IA investment, consider, and based, it must be said program exploration, must be submitted to FOMICRUZ H.E. without that alleged any such modification can reduce the amount of the committed investments. Yes FOMICRUZ S.E. nose issued in the period of date 60 days running from Ia IA Ia full presentation mo ~ tionraised in consultation by CCSA, shall be deemed as having no.

Notwithstanding above Ia, Ia excess investment from CCSA in accordance with the timetable referred, during any sub-period and/or additional period, will be considered as an advance of Ia investment committed to the following sub-period or extra period. "."

Third: Amend the fourth article of the contract which shall be drawn up following IA a way: "Room: "FOMICRUZ H.E. grants to CCSA the right opt-Ia operation of the area "La Josefina" and for her have completed the investment plan and completed Phase Ia of exploration-presented the Final feasibility plan, which will be considered for its approval by FOMICRUZ H.E. in a maximum of up to ninety square (90) days from its presentation, CCSA will a square up to forty and five(45) days from Ia notification FOMICRUZ H.E. made him, for Tamar Ia operation, and tamar option this option within the sixties (60) days following signing the contract of usufruct and will constitute Ia Hyde society in the course of the article 17 of this agreement. From Ia signing the contract of usufruct began to count the squares for the compliance with CCSA the following obligations:

(a) within a given square may not exceed nine (9) months of completed the timetable accepted exploration, prior communication reliable FOMICRUZ s.E. Ia for IAS preparation operation of the Site, and in a place that may not exceed eighteen (18) months, to starting from Ia same date, start Ia construction ofthefacilities of benefits einfrastructurerequired.

(b) inside of a square that will count from the established expiration in the previous paragraph, which may not exceed eighteen (18) months of Ia start operation and benefits of the minerals.

(c) processes all of benefits, including needed for·on, they will be developed in the territory of the province of Santa Cruz. For ~-=:::~ 1Ia compliance stage of refinaci6n, gold and silver 90and nine point nine per cent(99.9%)offeror law may establisha Plaza, dace (12) months to the square established in the preceding paragraph, additional Once the feasibility study to establish Ia offers the same.

d) FOMICRUZ h.e. pay a percentage participation in refined metal in the place that will refine or cash on account current of Ia Ia lnstituci6n Bankand;in the place indicated by FOMICRUZ S.E. on the produced according to the provisions of article 21or( subparagraph (B)) on the list of Bases and Conditions of the competition public 05/06 and Ia offer. Within the obligations assumed by CCSA hereby article, the parties are expressly rinse Assembly of a refinerito will only be mandatory for CCSA if feasibility study Ia offers of in IA.

FOMICRUZ H.E. may choose to participate in future Ia S.A. to constitute between the parties, up to a maximum of 49% of capital and must contribute to so the equivalents in that percentage of investments, according to the recorded mantle in the third article of the present, of According to Ia next metodologfa: the initial participation of FOMICRUZ S.E. in Ia future S.A., to form and in the same Ia economic profits will be of the 19% (nineteen percent).-Once Ia Final feasibility, andcarried out Ia Explotaci6111 by CCSA, FOMICRUZ H.E. option You can exercise only once an option of purchase of up to 49% (forty-nine percent) of participation in Ia future S.A. to become, ( according to the following scheme: to) to acquire 10% (diez percent) actionsandbecoming so a holder of 29% (twenty percent) of the FOMICRUZ S actions.E. Hill Hunter S.A. shall reimburse a sum equal to 10% (ten per cent) of documented investmentsand executed during the period of complementary exploration; b( ) to purchase a share of the additional 10% (ten per cent) in Ia future S.A. passing own a 29% (29 per cent) to a share of 39%(30) and( nine percent), FOMICRUZ S.E. shall reimburse Hill Hunter S.A. a s ma equal to 20% (twenty per cent) of the investment andexecuted during the period of exploration Complementary; c) in order to acquire an additional share of 10% (ten per cent( ) in future S Ia.A. , from own a share of 39% (thirtyand( nine per cent) to a participation of 49% (forty and nine by ) ( cent), FOMICRUZ S.E. Hill Hunter S.A. shall reimburse a sum equal to 25% (twenty five percent) of documented investments and executed during the period of complementary exploration.-without prejudice to of the foregoing, the parties agree that if FOMICRUZ H.E. decided increase your initial corporate participation, CCSA will have the right with FOMICRUZ H.E. Agreement, to repurchase such increase to D61ares reason Two hundred thousand Americans (200,000.00 USD) for every percentage point It repurchased until FOMICRUZ H.E. returns to its participation corporate initial 19%(nineteen per cent). FOMICRUZ H.E. If decide not to increase their corporate participation as stipulated above or, habiendolaincreasedCCSA is Ia recomprara, CCSA Ia will have option of acquiring a 10%(ten per cent) IA participation initial of FOMICRUZ H.E. Dante, in such a case, agree with FOMICRUZ S.E. the amount to be paid .

Fourth: The parties agree that any clause of the contract or annex to the same will be, from now on more, interpreted in accordance with the modifications agreed by the first terms, Second and A third above.

Fifth: The parties agree that, without prejudice to the provisions of IAS clause fourth which above all article of the contract which has not been expressly modified by Ia this addendum, is fully, andhaseffect between the parties.

In proof of compliance, are signed two copies of a same tenor and a single effect tothe ~day of the month det\cw ' mei' 2012. "

I FOMICRUZ S.E.
icenciado JorgeR. Valvano
VICE PRESIDENT
Mr. Danilo Patricio Silva
PRES I GIVE YOU

00644813

I certify that the firms they foregoing embedded in a addendum to the contract of Exploration with option of operation of the "La Josefina" mining Area belong to JORGE RAUL VALVANO, National identity document number 8.577.770 and DANILO PATRICIO SILVA, National identity document number 14.924.939, of age who individualize pursuant to the terms of the subsection" "C" "of the Article 1002 of the Civil Code, I attest, well as the first of those named as participates in name and representaci6n as the Vice President of the company that tour under Ia denominaci6n de" "Promoting mining in SANTA CRUZ SOCJEDAD Of theState" "(FO.MI.Cross S.E.), with legal in this city of Rio address Gallegos, personality credited with: ( to) social status segt1n script date 5 of January 1990 authorized by Ia of this province government clerk dofi.a Maria Angelica Mean.a Bunge to the number 01 and fojas 02 official protocol that then in charge, registered in the public registry of Commerce dependent on Court Provincial Court of first instance in Civil, Commercial, Labour and mining number one with seat in this city under the number 1588, Folio 6024/6041, Lathe L on January 24 of 1990; (b) modification of statute Social segitn script dated 15 May 1990 authorized by cited more Government Meana Bunge clerk to the number 33 and perforated sheets 111 the Protocol of this year of the official record at the time in charge, registered with the mentioned registry to the number 1617, Folio 6211/6214, Lathe L may 30th of 1990; ( c) modification of statute Social segitn script on May 17, 1991 authorized pair cited more Government Mean.a Bunge's clerk to 30 nt1rnero and perforated sheets 84 Protocol this year of the official record at the time in charge, registered with related registration number 1764, Folio 6988/6994, Lathe Lll on 16 March of 1992; ( d) modification of statute Social segitn script on August 30, 1993 authorized Ia clerk Government greater Lerida Mancilla par to the number 126 and perforated sheets 499 this year of the registration ProtocolOfficialthen in charge, registered before the rnencionadoRegistrationto the nllinero 2005 Folio 8353/8356, Lathe LIII e1 22 of 1993 Noviernbre; ( e) decrees of the Executive Provincial ntunero I 01 of 22 of December 2011 where it is appointed as a member of the directory of Ia Member Company· ( f) with Ia resolution number 032 April 12, 2012 of the legislative·of the province of Santa Cruz, where pay agreement for its designation; (g) with the minutes of Directory number 317 Junia 20 12 of the Aetas pound 25 ofDirectorynumber three are distributed where charges and appointed as Vice President of Ia is Company.- And Mr Danilo Patricio Silva concurs in name and Ia representaci6n Society that turns cornercialmente under the denominaci6n of "Hunter Hill "" S.A.", - with address in the city Aut6noma of Buenos Aires, status credits: ( to) with Ia writing of society Constitution of February 13, 2006, authorized by the Clerk of Ia city of Buenos Aires don Felipe Manuel Yofre, Folio 262 of the year the record protocol number 2084 in charge, registered before inspection General of Justice of Buenos Aires under the number 4879 pound 31 lathe of societies for actions on March 30, 2006; and ( b) with the power of General seglll1 writing 26 of November 2007, authorized by the clerk of the city of Buenos Aires don Felipe Manuel Yofre, under the 800 number and Folio 2965 Protocol this year corresponding to the Rcgistro number 2084 in charge; instruments that with enough powers had in view to their efcctos, I give fc; andtheir signatures have been put in my having extended the presence the Record number 392 Libra requirement for Certification of authenticity of signatures and digital lrnpresiones number 33 corresponding to the registration number 46 ami charge, I attest.- Rio Gallegos 15 November

IN SPANISH
ADENDAAL CONTRATO DE EXPLORACION CON OPCION DE
EXPLOTACION DEL AREA MINERA LA JOSEFINA

Entre FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO con domicilio en Alberdi N° 643 de Ia Ciudad de Rio Gallegos, Provincia de Santa Cruz, representada en este acto por su Vicepresidente Licenciado Jorge Raul Valvano, Documento Nacional de ldentidad N° 8.557. 770 por una parte, en adelante FOMICRUZ S.E. y por Ia otra Ia empresa CERRO CAZADOR S.A., con domicilio especial en Pasaje Feruglio N° 157 de Ia Ciudad de Rio Gallegos, Provincia de Santa Cruz, representada en este acto por su Presidente Danilo Patricio SILVA, Documento Nacional de ldentidad N° 14.924.939, en adelante CCSA yen conjunto LAS PARTES.

CONSIDERANDO:

A)           Que con fecha 24 de Julio de 2007 LAS PARTES celebraron el Contrato de Exploraci6n con Opci6n de Explotaci6n del Area Minera La Josefina (el "Contrato"), mediante el cual CCSA adquiri6 el derecho de explorar las propiedades mineras que comprenden el Proyecto La Josefina en el departamento Deseado de Ia Provincia de Santa Cruz.

B)           Que conforme surge del articulo SEGUNDO del Contrato y de sus anexos, el programa de exploraci6n originalmente pautado establecia una inversion minima por parte de CCSA de D61ares Estadounidenses Seis Millones (USD 6.000.000) y un plazo de cuatro (4) alios, finalizado el 30 de
Junio de 2011.

C)           Que con fecha 20 de Abril de 2011 CCSA present6 una nota solicitando se conceda un ampliaci6n del plazo de exploraci6n del Proyecto La Josefina.

D)           Que hasta el dia de Ia fecha CCSA !leva invertidos en Ia exploraci6n del Proyecto La Josefina Ia suma aproximada de D61ares Estadounidenses Nueve Millones (USD 9.000.000) y tiene Ia firme intenci6n de seguir con el plan de inversiones en beneficia del area en cuesti6n.

E)           Que con fecha 9 de Mayo de 2011, mediante Resoluci6n No 115/2011 FOMICRUZ S.E. procedio a aceptar el pedido de ampliacion del Plazo de Exploracion para el Proyecto La Josefina en cuatro (4) afios o 500.000 Onzas de oro equivalente, lo que ocurra primero.

F)           Que CCSA ha demostrado sobrada buena fe y voluntad en lo que a Ia inversion originalmente establecida respecta, superando Ia misma en, aproximadamente, un cincuenta por ciento (50%) excediendo asf, ampliamente, Ia inversion minima prevista. Consecuentemente en atencion a lo antedicho y para permitir a CCSA destinar mayores montes a Ia inversion comprometida, FOMICRUZ S.E. no requerira garantia de cumplimiento adicional alguna.

G)           Que LAS PARTES estan en tratativas muy avanzadas para Ia firma de un nuevo contrato en relaci6n al Proyecto La Valenciana en el Departamento Deseado de Ia Provincia de Santa Cruz, el cual linda con el Proyecto La Josefina.

H)           Que debido a Ia sinergia existente entre el Proyecto La Josefina y el Proyecto La Valenciana, LAS PARTES entienden que resultarfa beneficioso trabajar en pos de Ia vinculacion y posible explotacion conjunta de dichos proyectos. Como consecuencia de tal circunstancia y de lo antedicho, deviene necesario modificar las clausulas pertinentes del Contrato.

POR LO TANTO, tomando en consideraci6n lo antedicho, LAS PARTES acuerdan lo siguiente:

PRIMERA: Modificar el articulo SEGUNDO del Contrato el cual quedara redactado de Ia siguiente manera: "SEGUNDO: PLAZO: El plazo inicial del periodo de exploraci6n es de cuatro (4) afios se conforma con tres subperiodos los dos primeros de un afio cada uno de ellos y el tercer sub-periodo de dos (2) afios de duraci6n. Transcurrido el plazo inicial, CCSA tendra derecho a continuar con Ia exploracion por un plazo adicional de cuatro (4) anos o hasta obtener reservas por quinientas mil (500.000) onzas de oro equivalente, Ia que ocurra primero. Este ultimo perfodo contempla el tiempo necesario para Ia ejecucion de los trabajos de Pre-factibilidad y Factibilidad economica del Proyecto. Sin perjuicio de lo antedicho, LAS PARTES acuerdan que si transcurrido el plaza adicional de cuatro (4) anos no se hubiesen obtenido reservas par quinientas mil (500.000) onzas de oro equivalente, CCSA tendra derecho a continuar, previa acreditacion del cumplimiento de Ia inversion comprometida a Ia fecha, con Ia exploracion par un segundo plaza adicional de cuatro (4) anos. CCSA tendra derecho a ejercer Ia opcion par Ia explotacion por el termino de 40 anos en las condiciones previstas en el presente Convenio, una vez cumplida Ia etapa de exploracion, en los terminus y condiciones del Pliego del Concurso Publico 05/06".

SEGUNDA: Modificar el articulo TERCERO del Contrato el cual quedara redactado de Ia siguiente manera: "TERCERO: CCSA se obliga a efectuar el desarrollo del programa de exploracion minera conforme a Ia oferta, su mejora presentada al Concurso 05/06 el que como Anexo I forma parte integrante del presente y Ia nueva propuesta economica que como Anexo IV forma parte integrante del presente, en el tiempo que el mismo detalla para cada subperfodo y periodos adicionales, por un monto de US$ 12.000.000, con Ia posibilidad de incrementar dicho monto en US$ 6.000.000 adicionales en caso de continuar con Ia exploracion par un segundo plaza adicional mas alia del 30 de Junia de 2015.- Cualquier modificacion que CCSA, durante el desarrollo de Ia inversion, considere y fundamente, que se debe efectuar a dicho programa de Exploracion, debera ser sometido a consideracion de FOMICRUZ S.E. sin que en ningun supuesto dicha modificacion pueda disminuir el monto de las inversiones comprometidas. Si FOMICRUZ S.E. nose expidiera en el plazo de 60 dias corridos desde Ia fecha de Ia presentacion completa de Ia mo~cion elevada en consulta por CCSA, se considerara que no tiene.

Sin perjuicio de Ia antedicho, cualquier exceso de Ia inversion por parte de CCSA de conformidad al cronograma referido, durante cualquier sub-perfodo

y/o perfodo adicional, sera considerado como adelanto de Ia inversion comprometida para el siguiente sub-perfodo y/o perfodo adicional.-".

TERCERA: Modificar el articulo CUARTO del Contrato el cual quedara redactado de Ia siguiente manera: "CUARTO: FOMICRUZ S.E. otorga a CCSA el derecho de optar por Ia explotaci6n del area "La Josefina" debiendo para ella haber cumplimentado el plan de inversiones y cumplido Ia etapa de exploraci6n.- Presentado el plan de Factibilidad Final, el que sera considerado para su aprobaci6n por FOMICRUZ S.E. en un plaza maximo de hasta noventa(90) dfas desde su presentaci6n, CCSA tendra un plaza de hasta cuarenta y cinco (45) dfas desde Ia notificaci6n que FOMICRUZ S.E. le efectuare, para tamar Ia opci6n de explotaci6n, y de tamar dicha opci6n dentro de los sesenta (60) dfas siguientes se firmara el Contrato de Usufructo y se constituira Ia Sociedad An6nima en el supuesto del Art. 17 de este Contrato. A partir de Ia firma del Contrato de Usufructo comenzaran a contarse los plazas para el cumplimiento CCSA de las siguientes obligaciones:

a) Dentro de un Plaza determinado que no podra exceder de nueve (9) meses de concluido el cronograma aceptado de exploraci6n, previa comunicaci6n fehaciente a FOMICRUZ S.E. Ia preparaci6n para Ia explotaci6n del Yacimiento, y en un plaza que no podra exceder de dieciocho (18) meses, a partir de Ia misma fecha, inicie Ia construcci6n de las instalaciones de beneficia e infraestructura necesaria.

b) Dentro de un plaza que se computara a partir del vencimiento establecido en el inciso anterior, el que no podra exceder de dieciocho (18) meses de comienzo a Ia explotaci6n y beneficia de los minerales.

c) La totalidad de los procesos de beneficia, incluidos los necesarios de·on, se desarrollaran en el territorio de Ia Provincia de Santa Cruz. Para ~-=:::~ 1 cumplimiento de Ia etapa de refinaci6n, es decir de oro y plata noventa y nueve coma nueve por ciento (99,9%) de ley podra el Oferente establecer un plaza, adicional de dace (12) meses al plaza establecido en el inciso anterior, toda vez que el estudio de factibilidad establezca Ia economicidad del mismo.

d) Abonar a FOMICRUZ S.E. una participaci6n porcentual en metal refinado en el Iugar que se refine o en efectivo en Ia Cuenta Corriente de Ia lnstituci6n Bancaria y; en el Iugar que FOMICRUZ S.E. indique, sobre el producido conforme lo establecido en el ARTICULO 21 o inciso B) del pliego de Bases y Condiciones del Concurso Publico 05/06 y Ia oferta.-
Dentro de las obligaciones que CCSA asume por el presente articulo, las partes dejan expresamente aclarado que el montaje de una refineria solo sera obligatorio para CCSA si del Estudio de Factibilidad surge Ia economicidad de Ia misma.-

FOMICRUZ S.E. podra optar por participar en Ia futura S.A. a constituirse entre las partes, en hasta un maximo del 49 % del capital social debiendo aportar a tal efecto el equivalents en dicho porcentaje de las inversiones realizadas, segun el manto consignado en el articulo TERCERO del presente, de conformidad a Ia siguiente metodologfa: La participaci6n inicial de FOMICRUZ S.E. en Ia futura S.A., a constituirse y en las utilidades econ6micas de Ia misma sera del 19% (diecinueve por ciento).- Una vez finalizada Ia Factibilidad Final, y efectuada Ia opci6n de Explotaci6111 por parte de CCSA, FOMICRUZ S.E. podra ejercer por unica vez una opci6n de adquisici6n de hasta el 49% (cuarenta y nueve por ciento) de participaci6n en Ia futura S.A. a constituirse, de conformidad al siguiente esquema: a) para adquirir el 10% (diez por ciento) de las acciones y pasar asi a ser titular del 29% (veintinueve por ciento) de las acciones FOMICRUZ S.E. debera reembolsar a CERRO CAZADOR S.A. una suma igual al 10% (diez por ciento) de las inversiones documentadas y ejecutadas durante el Periodo de Exploraci6n Complementaria; b) para adquirir una participaci6n adicional del 10% (diez por ciento) en Ia futura S.A. pasando de poseer un 29% (veintinueve por ciento) a una participaci6n del 39% (treinta y nueve por ciento), FOMICRUZ S.E. debera reembolsar a CERRO CAZADOR S.A. una s ma igual al 20% (veinte por ciento) de las inversions y ejecutadas durante el Perfodo de Exploraci6n Complementaria; c) a fin de adquirir una participaci6n adicional del 10% (diez por ciento) en Ia futura S.A. , pasando de poseer una participaci6n del 39% (treinta y nueve por ciento) a una participaci6n del 49% (cuarenta y nueve por ciento), FOMICRUZ S.E. debera reembolsar a CERRO CAZADOR S.A. una suma igual al 25% (veinticinco por ciento) de las inversiones documentadas y ejecutadas durante el periodo de Exploraci6n Complementaria.- Sin perjuicio de lo antedicho, las PARTES acuerdan que si FOMICRUZ S.E. decidiera incrementar su participaci6n societaria inicial, CCSA tendra el derecho con acuerdo de FOMICRUZ S.E., a recomprar tal incremento a raz6n de D61ares Estadounidenses doscientos mil (USD 200.000,00) por cada punto porcentual que fuera recomprado hasta que FOMICRUZ S.E. retorne a su participaci6n societaria inicial del 19% (diecinueve por ciento). En caso que FOMICRUZ S.E. decida no incrementar su participaci6n societaria conforme lo estipulado precedentemente o que, habiendola incrementado CCSA se Ia recomprara, CCSA tendra Ia opci6n de adquirir un 10% (diez por ciento) de Ia participaci6n inicial de FOMICRUZ S.E. debiendo, en tal caso, acordar con FOMICRUZ S.E. el monto a abonar .-

CUARTA: LAS PARTES acuerdan que cualquier clausula del Contrato o anexo al mismo sera, de ahora en mas, interpretada de conformidad con las modificaciones acordadas a traves de las clausulas PRIMERA, SEGUNDA y TERCERA que anteceden.

QUINTA: LAS PARTES acuerdan que, sin perjuicio de lo establecido en Ia clausula CUARTA que antecede, todo articulo del Contrato que no haya sido expresamente modificado por Ia presente adenda, se encuentra plenamente vigente, y tiene efecto entre LAS PARTES.

En prueba de conformidad, se firman dos ejemplares de un mismo tenor y a un solo efecto a los~ dias del mes det\cw"mei'de 2012.

FOMICRUZ S.E.
icenciado Jorge R. Valvano
VICEPRESIDENTE
Licenciado Danilo Patricio Silva
PRES I DENTE

00644813

CERTIFICO que las firmas que anteceden insertas en una Adenda al Contrato de Exploraci6n con Opci6n de Explotaci6n del Area Minera "La Josefina" pertenecen a JORGE RAUL VALVANO, Documento Nacional de Identidad numero 8.577.770 y DANILO PATRICIO SILVA, Documento Nacional de Identidad numero 14.924.939, mayores de edad a quienes individualize conforme a los terminos del inciso "C" del articulo 1002 del C6digo Civil, doy fe, asi tambien como que el primero de los nombrados concurre en nombre y representaci6n en su caracter de Vicepresidente de la Sociedad que gira bajo Ia denominaci6n de "FOMENTO MINERO DE SANTA CRUZ SOCJEDAD DEL ESTADO" (FO.MI.CRUZ S.E.), con dornicilio legal en esta Ciudad de Rio Gallegos, personeria que acredita con: a) Estatuto social segt1n escritura de fecha 5 de Enero de 1990 autorizada por Ia escribana Mayor de Gobiemo de esta Provincia dofi.a Maria Angelica Mean.a Bunge al numero 01 y a fojas 02 del Protocolo Oficial en ese entonces a su cargo, inscripta en el Registro Publico de Comercio dependiente del Juzgado Provincial de Primera Instancia en lo Civil, Comercial, Laboral y de Mineria numero uno con asiento en esta Ciudad bajo el numero 1588, Folio 6024/6041, Torno L el 24 de Enero de 1990; b) Modificaci6n de Estatuto Social segitn escritura de fecha 15 de Mayo de 1990 autorizada por la citada escribana Mayor de Gobiemo Meana Bunge al numero 33 y a fojas 111 del Protocolo de dicho afio del Registro Oficial en ese entonces a su cargo, inscripta ante el mencionado Registro al numero 1617, Folio 6211/6214, Torno L el30 de Mayo de 1990; c) Modificaci6n de Estatuto Social segitn escritura del 17 de Mayo de 1991 autorizada par la citada escribana Mayor de Gobierno Mean.a Bunge al nt1rnero 30 y a fojas 84 del Protocolo de dicho afio del Registro Oficial en ese entonces a su cargo, inscripta ante el relacionado Registro al nurnero 1764, Folio 6988/6994, Torno Lll el 16 de Marzo de 1992; d) Modificaci6n de Estatuto Social segitn escritura del 30 de Agosto de 1993 autorizada par Ia escribana Mayor de Gobiemo Lerida Mancilla al numero 126 y a fojas

499 del Protocolo de dicho aiio del Registro Oficial en ese entonces a su cargo, inscripta ante el rnencionado Registro al nllinero 2005 Folio 8353/8356, Torno LIII e1 22 de Noviernbre de 1993; e) Decreta del Poder Ejecutivo Provincial ntunero I 01 del 22 de Diciernbre de 2011 donde se lo designa como rniembro integrante del Directorio de Ia Empresa· f) Con Ia Resoluci6n mimero 032 del 12 de Abril de 2012 del Poder Legislativo de la Provincia de Santa Cruz donde presta Acuerdo para su designaci6n; g) Con el Acta de Directorio numero 317 del 25 de Junia de 20 12 del Libra de Aetas de Directorio nfunero tres donde se distribuyen los cargos y queda designado como Vicepresidente de Ia Empresa.- Y el senor Danilo Patricio Silva concurre en nornbre y representaci6n de Ia Sociedad que gira cornercialmente bajo La denominaci6n de "CERRO CAZADOR S.A.", - con dornicilio en La Ciudad Aut6noma de Buenos Aires, personeria que acredita: a) Con Ia escritura de Constituci6n de Sociedad del 13 de Febrero de 2006, autorizada por el Escribano de Ia Ciudad de Buenos Aires don Felipe Manuel Yofre, a fojas 262 del Protocolo de dicho afio del Registro nUmero 2084 a su cargo, inscripta ante Inspecci6n General de Justicia de Buenos Aires bajo el nurnero 4879 del Libra 31 Torno de Sociedades por Acciones el 30 de Marzo de 2006; y b) Con el Poder General seglll1 escritura del 26 de Noviembre de 2007, autorizado por el escribano de la Ciudad de Buenos Aires don Felipe Manuel Yofre, bajo el numero 800 y a fojas 2965 del Protocolo de dicho afio correspondiente al Rcgistro numero 2084 a su cargo; instrumentos que con suficientes facultades tuve a la vista a sus efcctos, doy fc; y sus firmas han sido puestas en mi presencia habiendose extendido el Acta numero 392 del Libra de Requerimiento para Certificaciones de Autenticidad de Firmas e lrnpresiones Digitales numero 33 correspondiente al Registro numero 46 ami cargo, doy fe .- Rio Gallegos 15 de Noviembre

F    00116130

EL COL EGIO DE ESCRIBANOS DE LA PROVINCIA DE SANTA CRUZ,
Republica Argentina en vrrtud de las facultades que le confiereh las
Leyes vigentes, LEGALIZA la firma y el sello del escribano don
GLADIS BUSTOS.------------------------
obrantes en el documento anexo, presentado en el dfa de la fecha bajo el No 00644813 serie B. La presente legalizacr6n no
7 JUZga sobre el contenido y forma del documento.